UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________
FORM 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2013

______________________________________
ROTECH HEALTHCARE INC.
(Exact name of registrant as specified in its charter)
______________________________________

Delaware	0-50940	03-0408870
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2600 Technology Drive, Suite 300, Orlando, Florida	32804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (407) 822-4600

Not Applicable
(Former name or former address, if changed since last report.)
______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events
On May 21, 2013 the Company announced in a Press Release that it informed the U.S. Bankruptcy Court that simultaneous with its pursuit of confirmation of its joint plan of reorganization by August, the Company will continue its prepetition marketing efforts to identify a buyer for its business. The full text of the press release issued by the Company on May 21, 2013 is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. Press Release

Exhibit No.	Description
99.1	Press Release of the Company dated May 21, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ROTECH HEALTHCARE INC.

Dated May 22, 2013	By /s/ Steven P Alsene
Name    Steven P. Alsene
Title    President & Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release of the Company dated May 21, 2013.